UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2018

RESOURCE APARTMENT REIT III, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-55923

Maryland (State or other jurisdiction of incorporation or organization)	47-4608249 (I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103 (Address of principal executive offices) (Zip code)

(215) 231-7050 (Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Apartment REIT III, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on August 30, 2018 to provide the required financial information relating to our acquisition of a multifamily community located in Matthews, North Carolina known as the North Carolina Property, or Matthews Reserve Apartments ("Matthews Reserve"), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Matthews Reserve that would cause the reported revenues and certain operating expenses not to be indicative of future operating results.
Item 9.01    Financial Statement and Exhibits.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

October 12, 2018	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditors’ Report

THE BOARD OF DIRECTORS
RESOURCE APARTMENT REIT III, INC.
Philadelphia, Pennsylvania

Report on the Historical Summary

We have audited the accompanying Historical Summary of Statements of Revenues and Certain Operating Expenses of MATTHEWS RESERVE (the "North Carolina Property") for the year ended December 31, 2017, and the related Notes to Statements of Revenues and Certain Operating Expenses (the "Historical Summary").

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the North Carolina Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the North Carolina Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the North Carolina Property for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities Exchange Commission (for inclusion in the filing of Form 8-K/A of Resource Apartment REIT III, Inc.) and are not intended to be a complete presentation of the North Carolina Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Hood and Strong, LLP

San Francisco, California

October 12, 2018

MATTHEWS RESERVE
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
	(unaudited)	(audited)
Revenues:
Rental income	$1,254,870	$2,413,282
Other income	102,188	212,501
Total Revenues	1,357,058	2,625,783

Certain Operating Expenses:
Operating expenses	326,104	661,524
Other operating expenses	21,750	56,377
Real estate taxes	89,545	159,605
Insurance	28,935	39,548
Management fees	26,569	76,091
Total Certain Operating Expenses	492,903	993,145
Revenues in excess of Certain Operating Expenses	$864,155	$1,632,638

See accompanying notes to the statements of revenues and certain operating expenses.

MATTHEWS RESERVE
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017

NOTE 1. Basis of Presentation
On August 29, 2018, Resource Apartment REIT III, Inc. (the “Company”) purchased Matthews Reserve (the "North Carolina Property" or "Matthews Reserve"), a multifamily community located in Matthews, North Carolina from an unaffiliated seller. The apartment complex was purchased for $33.8 million, excluding closing costs. The Company funded the purchase with a combination of offering proceeds and proceeds from a seven-year, $23.9 million secured mortgage loan with CBRE Capital Markets, Inc., an unaffiliated lender, secured by Matthews Reserve (the "Matthews Reserve Mortgage Loan"). The Matthews Reserve Mortgage Loan matures on September 1, 2025. The Matthews Reserve Mortgage Loan bears interest at a fixed rate of 4.47%. Monthly payments are interest only for the first 36 months. Beginning on October 1, 2021, the Company will pay both principal and interest based on 30 year amortization. Any remaining principal balance and all accrued and unpaid interest and fees will be due at maturity.
After any lockout period (if any), prepayment in full is permitted on any scheduled payment date, provided a prepayment premium is paid. The prepayment premium will be based on the yield maintenance prepayment formula for any prepayment made prior to September 1, 2023. The prepayment premium will be 1% of the amount of principal being repaid for any prepayment made from (and including) September 1, 2023 through May 31, 2025. No prepayment premium is required after June 1, 2025. The non-recourse carveouts under the loan documents for the Matthews Reserve Mortgage Loan are guaranteed by the Company.
The Statements of Revenues and Certain Operating Expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary is not intended to be a complete presentation of the revenues and operating expenses of Matthews Reserve for the six months ended June 30, 2018 and the year ended December 31, 2017. The Historical Summary includes the historical revenues and certain operating expenses of the North Carolina Property, and exclude items that may not be comparable to the future operations of the North Carolina Property, such as interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations.
In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Historical Summary for the six months ended June 30, 2018 and the year ended December 31, 2017 have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a year.
NOTE 2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of the Statements of Revenues and Certain Operating Expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The North Carolina Property recognizes rent as income when due. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.
NOTE 3. Subsequent Events
The North Carolina Property's management evaluated all events and transactions that occurred through October 12, 2018, the date the Statements of Revenues and Certain Operating Expenses were available to be issued. During this period, the North Carolina Property did not have any material subsequent events other than as disclosed in Note 1.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 29, 2018 and are not necessarily indicative of what the actual financial position or operations would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results. In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto for the six months ended June 30, 2018 and the year ended December 31, 2017 of Matthews Reserve, which are included herein.

The following unaudited pro forma consolidated balance sheet as of June 30, 2018 is presented to give effect to the acquisition of Matthews Reserve, which occurred on August 29, 2018, as if such acquisition occurred on June 30, 2018. The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017 are presented to give effect to the acquisition of Matthews Reserve as if such acquisition occurred on January 1, 2017. The footnotes to the pro forma financial statements provide details of the pro forma adjustments.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Matthews Reserve been consummated as of January 1, 2017. In addition, the pro forma balance sheet includes pro forma preliminary estimates the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting. The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Matthews Reserve (b)
ASSETS
Investments:
Rental property, net	$73,626,913	$34,081,882	(c)	$107,708,795
Identified intangible assets, net	555,808	684,451		1,240,259
	74,182,721	34,766,333		108,949,054

Cash	30,663,307	(11,573,015)		19,090,292
Restricted cash	762,602	270,908		1,033,510
Tenant receivables, net	899	—		899
Due from related parties	8,465	12,134		20,599
Subscriptions receivable	619,500	—		619,500
Prepaid expenses and other assets	240,869	93,892		334,761
Deferred offering costs	5,534,646	—		5,534,646
Total assets	$112,013,009	$23,570,252		$135,583,261

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable, net	$55,017,315	$23,518,135	(d)	$78,535,450
Accounts payable and accrued expenses	412,945	725		413,670
Accrued real estate taxes	352,184	—		352,184
Due to related parties	11,355,135	—		11,355,135
Tenant prepayments	48,749	7,149		55,898
Security deposits	148,106	44,243		192,349
Distributions payable	697,125	—		697,125
Total liabilities	68,031,559	23,570,252		91,601,811

Stockholders' equity:
Preferred stock, par value $0.01: 10,000,000 shares authorized, none issued and outstanding	—	—		—
Convertible stock, par value $0.01: 50,000 shares authorized, issued and outstanding, respectively	500	—		500
Class A common stock, par value $0.01: 25,000,000 shares authorized, 628,238 issued and outstanding	6,282	—		6,282
Class T common stock, par value $0.01: 25,000,000 shares authorized, 1,097,400 issued and 1,095,246 outstanding	10,953	—		10,953
Class R common stock, par value $0.01: 750,000,000 shares authorized, 4,431,251 issued and outstanding	44,313	—		44,313
Class I common stock, par value $0.01: 75,000,000 shares authorized, 133,232 issued and outstanding	1,332	—		1,332
Additional paid-in-capital	52,724,267	—		52,724,267
Accumulated other comprehensive loss	(28,462)	—		(28,462)
Accumulated deficit	(8,777,735)	—		(8,777,735)
Total stockholders' equity	43,981,450	—		43,981,450
Total liabilities and stockholders' equity	$112,013,009	$23,570,252		$135,583,261

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2018

(a)	Historical financial information as of June 30, 2018, derived from the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018.

(b)
Represents the adjustments to the balance sheet of the Company to give effect to the acquisition of Matthews Reserve and related cash, other assets and liabilities as if the acquisition had occurred on June 30, 2018. The Company funded the contracted purchase price of $33.8 million with cash on hand, which had been generated from the Company's on-going public offering, and a mortgage loan from an unaffiliated lender of $23.9 million (described below). The Company recorded the cost of tangible and identified intangible assets acquired based on their estimated fair values.

(c)
The Company adopted Accounting Standards Update 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business ("ASU 2017-01"), issued in January 2017, beginning with real estate investments acquired on or after January 1, 2017. Acquisitions that do not meet the definition of a business under this guidance are accounted for as asset acquisitions. The acquisition of Matthews Reserve did not meet the definition of a business and consequently was accounted for as an asset acquisition. As a result, the Company capitalized approximately $1.0 million in acquisition fees and acquisition costs related to the acquisition of Matthews Reserve on the unaudited pro forma balance sheet.

(d)
On August 29, 2018, in connection with the acquisition of Matthews Reserve, the Company, through a wholly-owned subsidiary, entered into a seven-year $23.9 million secured mortgage loan with CBRE Capital Markets, Inc., an unaffiliated lender, secured by Matthews Reserve (the "Matthews Reserve Mortgage Loan"). The Matthews Reserve Mortgage Loan matures on September 1, 2025. The Matthews Reserve Mortgage Loan bears interest at a fixed rate of 4.47%, The pro forma amount is net of $331,865 of deferred financing fees incurred in connection with the Matthews Reserve Mortgage Loan.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Rental income	$2,544,864	$1,254,870	(b)	$3,799,734
Utilities income	114,205	42,613		156,818
Ancillary tenant fees	31,246	59,575		90,821
Total revenues	2,690,315	1,357,058		4,047,373

Expenses:
Rental operating- expenses	483,280	221,797	(b)	705,077
Rental operating- payroll	278,532	154,992	(b)	433,524
Rental operating- real estate taxes	307,192	89,545	(b)	396,737
Subtotal- rental operating	1,069,004	466,334		1,535,338
Property management fees	4,361	—		4,361
Management fees - related parties	426,491	225,469	(c)	651,960
General and administrative	955,120	—		955,120
Loss on disposal of assets	6,488	—		6,488
Depreciation and amortization expense	1,714,946	659,934	(d)	2,374,880
Total expenses	4,176,410	1,351,737		5,528,147
Loss before other income (expense)	(1,486,095)	5,321		(1,480,774)

Other income (expense):
Interest income	70,214	—		70,214
Interest expense	(798,724)	(559,897)	(e)	(1,358,621)
Net loss	$(2,214,605)	$(554,576)		$(2,769,181)

Other Comprehensive Loss:
Designated derivatives, fair value adjustments	(17,270)	—		(17,270)
Total other comprehensive loss	(17,270)	—		(17,270)
Comprehensive Loss	$(2,231,875)	$(554,576)		$(2,786,451)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS- (CONTINUED)
For the Six Months Ended June 30, 2018

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Total (f)
Class A common stock:
Net loss attributable to Class A common stockholders	$(272,603)	$(340,868)
Net loss per common share, basic and diluted	$(0.44)	$(0.55)
Weighted-average number of common shares outstanding, basic and diluted	624,518	624,518

Class T common stock:
Net loss attributable to Class T common stockholders	$(526,069)	$(657,806)
Net loss per common share, basic and diluted	$(0.48)	$(0.61)
Weighted-average number of common shares outstanding, basic and diluted	1,086,970	1,086,970

Class R common stock:
Net loss attributable to Class R common stockholders	$(1,390,069)	$(1,738,166)
Net loss per common share, basic and diluted	$(0.42)	$(0.39)
Weighted-average number of common shares outstanding, basic and diluted	3,280,470	4,462,403

Class I common stock:
Net loss attributable to Class I common stockholders	$(25,864)	$(32,341)
Net loss per common share, basic and diluted	$(0.30)	$(0.26)
Weighted-average number of common shares outstanding, basic and diluted	87,192	122,352

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018

(a)	Historical financial information for the six months ended June 30, 2018, derived from the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2018.

(b)	Represents the historical operations of Matthews Reserve under the previous owners as reported on the statement of revenues and certain operating expenses for the six months ended June 30, 2018.

(c)
Represents the management fees associated with the management of Matthews Reserve following its acquisition. The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the six months ended June 30, 2018. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the six months ended June 30, 2018.

(d)
Represents the additional depreciation and amortization expense for the six months ended June 30, 2018, as if Matthews Reserve was acquired January 1, 2017. Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years. Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)
Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year $23.9 million Matthews Reserve Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2017. The Matthews Reserve Mortgage Loan bears interest at a fixed rate of 4.47%, maturing September 1, 2025.

(f)
Pro forma net loss has been allocated amongst the Company's outstanding classes of common stock pursuant to the two-class method of computing earnings per share. Additionally, the pro forma earnings per share calculation assumes that proceeds from the sale of an additional 1,181,933 Class R shares and 35,160 Class I shares of the Company's common stock, aggregating $11,573,015, were used to fund the Matthews Reserve acquisition and were issued and outstanding as of January 1, 2017.

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Rental income	$1,443,863	$2,625,783	(b)	$4,069,646
Total revenues	1,443,863	2,625,783		4,069,646

Expenses:
Rental operating- expenses	400,432	485,853	(b)	886,285
Rental operating- payroll	165,558	271,596	(b)	437,154
Rental operating- real estate taxes	182,166	159,605	(b)	341,771
Subtotal- rental operating	748,156	917,054		1,665,210
Acquisition costs	906,644	—		906,644
Property management fees	9,505	—		9,505
Management fees - related parties	215,433	446,598	(c)	662,031
General and administrative	1,258,682	—		1,258,682
Loss on disposal of assets	186,078	—		186,078
Depreciation and amortization expense	908,624	2,004,319	(d)	2,912,943
Total expenses	4,233,122	3,367,971		7,601,093
Loss before other income (expense)	(2,789,259)	(742,188)		(3,531,447)

Other income (expense):
Other income	1,500	—		1,500
Interest income	16,639	—		16,639
Interest expense	(360,725)	(1,129,074)	(e)	(1,489,799)
Net loss	$(3,131,845)	$(1,871,262)		$(5,003,107)

Other Comprehensive Loss:
Designated derivatives, fair value adjustments	(11,192)	—		(11,192)
Total other comprehensive loss	(11,192)	—		(11,192)
Comprehensive Loss	$(3,143,037)	$(1,871,262)		$(5,014,299)

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS- (CONTINUED)
For the Year Ended December 31, 2017

	Resource Apartment REIT III, Inc. Historical (a)	Pro Forma Total (f)
Class A common stock:
Net loss attributable to Class A common stockholders	$(1,003,994)	$(1,603,875)
Net loss per common share, basic and diluted	$(1.79)	$(2.86)
Weighted-average number of common shares outstanding, basic and diluted	560,110	560,110

Class T common stock:
Net loss attributable to Class T common stockholders	$(1,423,508)	$(2,274,047)
Net loss per common share, basic and diluted	$(1.82)	$(2.91)
Weighted-average number of common shares outstanding, basic and diluted	782,047	782,047

Class R common stock:
Net loss attributable to Class R common stockholders	$(677,323)	$(1,082,021)
Net loss per common share, basic and diluted	$(1.42)	$(0.65)
Weighted-average number of common shares outstanding, basic and diluted	478,037	1,659,970

Class I common stock:
Net loss attributable to Class I common stockholders	$(27,020)	$(43,164)
Net loss per common share, basic and diluted	$(1.58)	$(0.83)
Weighted-average number of common shares outstanding, basic and diluted	17,079	52,239

See accompanying notes to unaudited pro forma consolidated financial statements

RESOURCE APARTMENT REIT III, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

(a)	Historical financial information for the year ended December 31, 2017, derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(b)	Represents the historical operations of Matthews Reserve under the previous owners as reported on the statement of revenues and certain operating expenses for the year ended December 31, 2017.

(c)
Represents the management fees associated with the management of Matthews Reserve following its acquisition. The asset is managed by Resource REIT Advisor, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2017. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Apartment Manager III, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2017.

(d)
Represents the additional depreciation and amortization expense for the year ended December 31, 2017, as if Matthews Reserve was acquired January 1, 2017. Building is depreciated over the property’s estimated useful life of 27.5 years. Building improvements and furniture and fixtures are depreciated over their estimated useful lives ranging from three to 27.5 years. Amortization expense on the lease intangible asset is recognized using the straight-line method over the weighted average remaining term of the related lease.

(e)
Represents the interest expense and amortization of the deferred debt financing fees associated with the seven-year $23.9 million Matthews Reserve Mortgage Loan. The adjustment assumes the mortgage loan was obtained January 1, 2017. The Matthews Reserve Mortgage Loan bears interest at a fixed rate of 4.47%, maturing September 1, 2025.

(f)
Pro forma net loss has been allocated amongst the Company's outstanding classes of common stock pursuant to the two-class method of computing earnings per share. Additionally, the pro forma earnings per share calculation assumes that proceeds from the sale of an additional 1,181,933 Class R shares and 35,160 Class I shares of the Company's common stock, aggregating $11,573,015, were used to fund the Matthews Reserve acquisition and were issued and outstanding as of January 1, 2017.